EXHIBIT 10.22
AMENDMENT NUMBER ONE TO
AMENDED AND RESTATED
SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN OF ANCHORBANK, FSB
     BY THIS AMENDMENT NUMBER ONE, the Amended and Restated AnchorBank, fsb Supplemental Executive Retirement Plan (the “Plan”) is hereby amended as follows:
1.	Section 3.1 of the Plan is hereby amended to add the following sentence immediately after the first sentence of such section:

Notwithstanding the foregoing, the Committee may, in its sole discretion, provide for the commencement of the payment of a Participant’s annual retirement benefit equal to his or her Accrued Benefit at such time following a Participant’s attaining his or her Normal Retirement Date and before a Participant’s retirement from the Company and the Bank as the Committee may deem appropriate.

2.	All other provisions of the Plan shall continue in full force and effect.
     IN WITNESS WHEREOF, this Amendment has been executed this 25th day of September 2003.

ANCHORBANK, FSB
By:	/s/ MARK D TIMMERMAN
	Name:	Mark D Timmerman
	Title:	Secretary